LVIP SSGA Moderate Index Allocation Fund
(Standard and Service Class)
Summary Prospectus	May 1, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2019, are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by providing the instructions provided by your insurance company.
You may elect to receive all future reports in paper free of charge from your insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds available under your contract.
Investment Objective
The investment objective of the LVIP SSGA Moderate Index Allocation Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee[1]	0.15%	0.15%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)	0.30%	0.30%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.51%	0.76%
[1] The Management Fee was restated to reflect the current fee structure of the Fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$52	$164	$285	$640
Service Class	$78	$243	$422	$942
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure, investing in other mutual funds (“underlying funds”). The Fund, under normal circumstances, invests approximately 60% of its assets in underlying funds that primarily invest in equity securities (stocks), and approximately 40% of its assets in underlying funds that primarily invest in fixed income securities (bonds). The underlying funds include, but are not limited to, funds that employ a passive investment style (i.e index funds), and exchange-traded funds (“ETFs”), including funds advised by the Fund's adviser.
The adviser develops the Fund's asset allocation strategy based on the Fund's investment strategy. Through its investment in underlying funds, the Fund's investment strategy will be to allocate a large percentage of assets in domestic and foreign equity securities (stocks), including stocks of small and medium-cap companies, with growth and value styles, with a smaller percentage of assets allocated to domestic fixed income securities (bonds) including U.S. treasuries, mortgage-backed securities and inflation-indexed bonds. The foreign securities may include securities of companies in emerging market countries. An underlying fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser also will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and third party research to construct the portfolio. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures and the investment styles of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment.
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
2	LVIP SSGA Moderate Index Allocation Fund

•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Mortgage-Backed “To Be Announced” (TBA) Transaction Risk. Some mortgage-backed securities are sold in what is referred to as to-be-announced (TBA) transactions, which include when-issued and delayed delivery securities and forward commitments. These transactions involve the Fund’s commitment to purchase securities for a predetermined price or yield with payment and delivery taking place after a period longer than the customary settlement period for that type of security (generally more than three days after the transaction). TBA transactions involve the risks that the security the Fund buys will lose value prior to its delivery and that the counterparty will default.
•	Inflation Indexed Bond Risk. The value of inflation-indexed bonds generally changes in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non-inflation adjusted interest rates) and the rate of inflation. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
•	U.S. Treasury Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
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Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 7.15%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (9.62%).
	Average Annual Total Returns For periods ended 12/31/18
	1 year	5 years	Lifetime Since inception (8/2/10)
LVIP SSGA Moderate Index Allocation Fund – Standard Class	(6.27%)	3.33%	5.62%
LVIP SSGA Moderate Index Allocation Fund – Service Class	(6.50%)	3.07%	5.36%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	2.67%
Moderate Index Allocation Composite (reflects no deductions for fees, expenses or taxes)*	(5.69%)	3.89%	6.52%
*	The Moderate Index Allocation Composite, an unmanaged index compiled by the Fund's Adviser, is constructed as follows: 30% Bloomberg Barclays U.S. Aggregate Bond Index, 24% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg Barclays U.S. TIPS Index, 6% S&P MidCap 400® Index, 6% MSCI Emerging Markets NR Index, and 4% Russell 2000® Index. The Moderate Index Allocation Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Michael Hoppe, CFA, CFP	Assistant Vice President	Since June 2018
Maria Ma, CFA	Assistant Vice President	Since May 2016
Jay Shearon	Assistant Vice President	Since May 2016
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
4	LVIP SSGA Moderate Index Allocation Fund

Tax Information
Because the only shareholders of the Fund are the insurance companies offering the variable contracts, this prospectus does not discuss the federal income tax consequences for contract owners. Contract owners should consult their Contract Prospectus for information on the federal income tax consequences to them. Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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